               [SANSIVERI, KIMBALL & MCNAMEE, L.L.P. LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Prolab Nutrition, Inc.:

We have audited the accompanying balance sheet of Prolab Nutrition, Inc. as of September 30, 1999, and the related statements of income and retained earnings and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Prolab Nutrition, Inc. as of September 30, 1999 and the results of its operations and its cash flows for the nine months then ended, in conformity with generally accepted accounting principles.


/s/ SANSIVERI, KIMBALL & MCNAMEE, L.L.P

October 27, 1999

                             PROLAB NUTRITION, INC.

                                  BALANCE SHEET
                               SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
                                    ASSETS


CURRENT ASSETS:
  Cash and cash equivalents                                                                                            $ 2,259,722
  Receivables:
    Accounts receivable - trade, net of allowance for doubtful accounts of $97,600                                       3,667,046
    Note receivable - officer                                                                                              500,000
  Inventories                                                                                                            2,063,180
  Refundable income taxes                                                                                                  117,187
  Prepaid expenses                                                                                                           5,867
                                                                                                                -------------------
             Total current assets                                                                                        8,613,002
                                                                                                                -------------------
PROPERTY AND EQUIPMENT - At cost -                                                                                       1,252,370
  Less accumulated depreciation                                                                                            127,090
                                                                                                                -------------------
             Property and equipment, net                                                                                 1,125,280
                                                                                                                -------------------
                        TOTAL                                                                                          $ 9,738,282
                                                                                                                ===================

                                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                                                                                    $    14,430
  Stockholders' loans                                                                                                      175,939
  Accounts payable                                                                                                       3,667,832
  Accrued expenses                                                                                                         242,494
  Income taxes payable                                                                                                   1,791,466
                                                                                                                -------------------
        Total current liabilities                                                                                        5,892,161

LONG-TERM DEBT - Less current portion                                                                                      573,467
                                                                                                                -------------------
             Total liabilities                                                                                           6,465,628
                                                                                                                -------------------
STOCKHOLDERS' EQUITY:
  Common stock, no par value, 5,000 shares authorized, 444 shares issued
    and outstanding                                                                                                          1,000
  Retained earnings                                                                                                      3,271,654
                                                                                                                -------------------
             Total stockholders' equity                                                                                  3,272,654
                                                                                                                -------------------
                        TOTAL                                                                                          $ 9,738,282
                                                                                                                ===================


                       See notes to financial statements.
-------------------------------------------------------------------------------

                             PROLAB NUTRITION, INC.

                 STATEMENT OF INCOME AND RETAINED EARNINGS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
-------------------------------------------------------------------------------

NET SALES                                                                                            $  23,966,382
COST OF GOODS SOLD                                                                                      15,127,333
                                                                                                  -------------------
GROSS MARGIN                                                                                             8,839,049
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                                             5,491,946
                                                                                                  -------------------
INCOME FROM OPERATIONS                                                                                   3,347,103
                                                                                                  -------------------
OTHER INCOME (EXPENSE):
  Interest income                                                                                           37,355
  Interest expense                                                                                         (89,775)
                                                                                                  -------------------
      Other expense, net                                                                                   (52,420)
                                                                                                  -------------------
INCOME BEFORE TAXES ON INCOME                                                                            3,294,683
PROVISION FOR TAXES ON INCOME - Current                                                                  1,457,669
                                                                                                  -------------------
NET INCOME                                                                                               1,837,014
RETAINED EARNINGS, BEGINNING OF THE PERIOD                                                               1,434,640
                                                                                                  -------------------
RETAINED EARNINGS, END OF THE PERIOD                                                                 $   3,271,654
                                                                                                  ===================



                               See notes to financial statements.

-------------------------------------------------------------------------------

                             PROLAB NUTRITION, INC.

                             STATEMENT OF CASH FLOWS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                                                 $  1,837,014
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                                                                  36,567
    Bad debt expense                                                                                               73,257
  Changes in operating assets and liabilities:
    Accounts receivable - trade                                                                                (1,133,310)
    Inventories                                                                                                   288,420
    Refundable income taxes                                                                                      (117,187)
    Prepaid expenses and other assets                                                                              19,083
    Accounts payable                                                                                              958,658
    Accrued salaries and wages                                                                                 (1,200,000)
    Accrued expenses                                                                                              181,592
    Income taxes payable                                                                                          970,966
                                                                                                       -------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                                       1,915,060
                                                                                                       -------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Note receivable - officer                                                                                      (500,000)
  Purchases of property and equipment                                                                            (147,473)
  Proceeds from sale of investments                                                                               400,000
                                                                                                       -------------------
NET CASH USED BY INVESTING ACTIVITIES                                                                            (247,473)
                                                                                                       -------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from borrowings on long-term debt                                                                       14,522
  Payments on long-term debt                                                                                       (7,938)
  Net proceeds from stockholder loans                                                                               7,645
                                                                                                       -------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                                          14,229
                                                                                                       -------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                                       1,681,816

CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD                                                                577,906
                                                                                                       -------------------

CASH AND CASH EQUIVALENTS, END OF THE PERIOD                                                                 $  2,259,722
                                                                                                       ===================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest                                                                                                 $     25,128
                                                                                                       ===================
    Taxes                                                                                                    $    581,000
                                                                                                       ===================

                                  See notes to financial statements.

-------------------------------------------------------------------------------

                             PROLAB NUTRITION, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                -----------------


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Prolab Nutrition, Inc. (the Company), a closely held business, distributes, manufactures and markets food supplement products. The Company's products are sold primarily to distributors, wholesalers and retailers located throughout the United States and also on a worldwide basis.

         CASH AND CASH EQUIVALENTS

         Cash and cash equivalents include time deposits with original maturities of three months or less.

         INVENTORIES

         Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out (FIFO) basis.

         PROPERTY AND EQUIPMENT

         Property and equipment is recorded at cost. Depreciation is computed on accelerated methods for financial and tax reporting purposes.

         Property and equipment are depreciated over useful lives as follows:

                     ASSET                                   USEFUL LIFE
                    -------                                 -------------
                    Building                                  39 Years
                    Building improvements                     39 Years
                    Furniture and equipment                  5-7 Years
                   Vehicles                                    5 Years

         TAXES ON INCOME

         Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. The differences relate primarily to the use of different depreciation methods and lives for financial statement and income tax purposes for depreciable assets. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in deferred tax assets and liabilities.

         Deferred taxes have not been reported in the accompanying financial statements since their affects would not be considered to be significant.

         EMPLOYEE BENEFIT PLAN

         The Company sponsors a 401(k) Profit Sharing Plan that covers all eligible employees who have attained the age of 18 and who have performed at least one year of service. Contributions to the plan are at the discretion of management. No company contributions were made for 1999.

         INVESTMENTS

         In accordance with Statement on Financial Accounting Standards
         (SFAS) No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, the Company determines the appropriate classification of debt and equity at the time of purchase. The Company has classified these securities as "available for sale" and accordingly, such investments should be reported at their fair value. Since cost approximates fair value, no unrealized gains or losses have been reported on the accompanying financial statements.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company's principal financial instruments consist of cash, investments, accounts receivable and accounts payable. Considerable judgement is required to develop the estimates of fair value; thus, the estimates are not necessarily indicative of the amounts that could be realized in a current market exchange. However, the Company believes the carrying value of these assets and liabilities is a reasonable estimate of their fair market value at September 30, 1999.

         ADVERTISING COSTS

         The Company expenses advertising costs as incurred. Advertising costs for the nine months ended September 30, 1999 were approximately $1,950,000.

         ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       INVENTORIES

         The components of inventories at September 30, 1999 are as follows:

                   Raw materials                 $  380,312
                   Finished goods                 1,732,868
                                                 ----------
                             Total               $2,113,180
                                                 ==========


3.       LONG-TERM DEBT

         As of September 30, 1999, long-term debt consisted of the following:

         Term note payable to a bank due in monthly installments of principal and interest of $5,225. Interest is computed at a rate of 10% per annum with a balloon payment due in June 2005.

         The note is collateralized by real estate.                     $561,935

           Note payable due in monthly installments of principal and
           interest of $384 through July 2003 with interest at a rate
           of 12% per annum.  The note is collateralized by equipment.    14,048

         4.9% note payable due in monthly payments of principal and interest of $437 through February 2002.  The note is
           collateralized by a vehicle.                                   11,914
                                                                        --------
                   Total                                                 587,897
         Less current portion                                             14,430
                                                                        --------
                   Long-term portion                                    $573,467
                                                                        ========

         As of September 30, 1999, scheduled maturities of long-term debt are as follows:

                 YEAR                                  AMOUNT
                 ----                                ----------
                 1999                                $   14,430
                 2000                                    15,781
                 2001                                    14,771
                 2002                                    12,823
                 2003                                    10,405
                 2004 and thereafter                    519,687
                                                     ----------
                          Total                      $  587,897
                                                     ==========

4.       STOCKHOLDER LOANS

         Stockholder loans represent advances from the principal stockholders of the Company. Such advances are payable on demand with interest at 5.85%.

5.       TAXES ON INCOME

         The provision for taxes on income consists of the following:

                              Current:
                                Federal             $1,131,523
                                State                  326,146
                                                    ----------
                                      Total         $1,457,669
                                                    ==========

         The difference between the Company's effective tax rate and the Federal statutory tax rate are due principally to state income taxes.

6.       COMMITMENTS

         The Company leases certain property and equipment under various operating leases that expire in 2000. The lease expense for the nine months ended September 30, 1999 was $31,862.

         Approximate future minimum lease payments under these operating leases are as follows:


                        YEAR                                AMOUNT
                        ----                                ------
                        1999                                $6,000
                        2000                                 3,000

7.       CONCENTRATION OF CREDIT RISK

         Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable.

         The Company does maintain cash in a local financial institution and cash balances may exceed federally insured limits. The uninsured cash balance at September 30, 1999 was approximately $2,100,000.

         The Company's trade accounts receivable, except for those discussed below, are due from a large customer base. The Company does perform periodic credit evaluations of its customers and generally does not require collateral. The Company has not experienced any significant credit related losses.

8.       MAJOR CUSTOMERS AND PRODUCTS

         MAJOR CUSTOMERS

         The Company had net sales to three customers that individually represented 13.3%, 11.8% and 11.6%, respectively, of net sales for the nine months ended September 30, 1999.

         MAJOR PRODUCTS

         The Company's sales of three products represented 24.7%, 22.6% and 17.2%, respectively, of net sales during the nine months ended September 30, 1999.

9.       SALE OF STOCK

         Effective October 8, 1999, the stockholders of the Company sold all of their common stock to Natrol, Inc., a publicly traded company. Natrol, Inc. manufactures and markets branded, high-quality dietary supplements.

                            -------------------------